UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 16, 2004
                Date of Report (Date of earliest event reported)



                                  NICOR INC.
            (Exact name of registrant as specified in its charter)



          Illinois                   1-7297                 36-2855175
 (State or other jurisdiction      (Commission           (I.R.S. Employer
    of incorporation)              File Number)       Identification Number)



                                1844 Ferry Road
                        Naperville, Illinois 60563-9600
              (Address of principal executive offices) (Zip Code)


                                (630) 305-9500
             (Registrant's telephone number, including area code)










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                                                             Page 1

Item 5. Other Events and Regulation FD Disclosure

The following is filed as an exhibit to this report.

Exhibit
Number          Description

99.1            Press release of Nicor Inc. issued April 16, 2004.








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                                                             Page 2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Inc.


Date  April 16, 2004                /s/ RICHARD L. HAWLEY
      ----------------              ------------------------
                                    Richard L. Hawley
                                    Executive Vice President and
                                    Chief Financial Officer







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                                                             Page 3

Exhibit Index

  Exhibit
  Number       Description of Document

    99.1       Press release of Nicor Inc. issued April 16, 2004.